UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 17, 2020
Dear Fellow Stockholders:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc., which will be held at our offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 28, 2020, at 8:00 a.m. Mountain Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.
The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders and the 2019 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.farmlandpartners.com under the “SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 28, 2020.
Sincerely,
Paul A. Pittman
Executive Chairman, President and Chief Executive Officer

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 28, 2020

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmland Partners Inc. (the “Company”) will be held at the Company’s offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 28, 2020, at 8:00 a.m. Mountain Time, for the following purposes:
(1)
to elect the four director nominees named in the Proxy Statement;

(2)
to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

(3)
to approve, in an advisory (non-binding) vote, the compensation of our named executive officers;

(4)
to determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and

(5)
to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on March 10, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on March 10, 2020 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.
We currently intend to hold the Annual Meeting in person at our offices in Denver, CO. However, we are actively monitoring developments with respect to the coronavirus (COVID-19) pandemic and the advice and guidance of public health officials, including guidelines on limits to the number of people permitted to congregate in one location. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce any change in date, time or location of the meeting as promptly as practicable, which may include postponing or adjourning the Annual Meeting or holding the Annual Meeting by means of remote communication. We will make any announcement regarding a change to the date, location or format of the Annual Meeting by issuing a press release, by filing definitive additional materials with the U.S. Securities and Exchange Commission and by taking all other steps necessary to inform our stockholders of the change. Please monitor our website at http://ir.farmlandpartners.com/, news releases and our filings with the U.S. Securities and Exchange Commission for updated information. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.
By Order of the Board of Directors,
Erica Borenstein General Counsel and Secretary
Denver, Colorado
April 17, 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2020.
This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

i

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

PROXY STATEMENT

ABOUT THE MEETING
Why am I receiving this Proxy Statement?
This Proxy Statement contains information related to the solicitation of proxies for use at our 2020 Annual Meeting of Stockholders, to be held at the Company’s offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 28, 2020, at 8:00 a.m. Mountain Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Farmland Partners Inc. on behalf of our Board of Directors (also referred to as the “Board” in this Proxy Statement). In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Farmland Partners Inc.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on March 10, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 17, 2020, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.
The Notice, this Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2019 are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
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Proposal 1 (Election of Directors): The election of the four director nominees named in this Proxy Statement, each for a term expiring at the 2021 annual meeting of stockholders (the “2021 Annual Meeting”);

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Proposal 2 (Ratification of Plante Moran): The ratification of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

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Proposal 3 (Advisory Vote on Executive Compensation): The approval (on an advisory basis) of the compensation of our named executive officers;

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Proposal 4 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): The determination (on an advisory basis) of whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and

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To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors): “FOR” each of the Board nominees for election as directors.

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Proposal 2 (Ratification of Plante Moran): “FOR” the ratification of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

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Proposal 3 (Advisory Vote on Executive Compensation): “FOR” the approval of the compensation of our named executive officers.

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Proposal 4 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): “ONE YEAR” as the preferred frequency of holding a stockholder advisory vote on executive compensation.

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock, par value $0.01 per share (our “Common Stock”), at the close of business on March 10, 2020, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.
What are the voting rights of stockholders?
Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.
No dissenters’ rights are provided under the Maryland General Corporation Law, our charter or our bylaws with respect to any of the proposals described in this Proxy Statement.
Who can attend the Annual Meeting?
All holders of our Common Stock at the close of business on the Record Date (March 10, 2020), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact our General Counsel and Secretary at (720) 452-3100.
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Stockholder of record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?
The presence at the meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the Record Date (March 10, 2020) will constitute a quorum, permitting our stockholders to conduct business at the Annual Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 31,755,477 shares of our Common Stock outstanding.
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which shares of our Common Stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”
Proposal 2 (ratification of Plante Moran) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2020, even if the broker or other nominee does not receive voting instructions from you.
Under NYSE rules, Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation and Proposal 4 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors, the advisory vote on executive compensation and the advisory vote on the frequency of holding an advisory vote on executive compensation.
How many votes are needed for the proposals to pass?
The proposals to be voted on at the Annual Meeting have the following voting requirements:
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Proposal 1 (Election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the four director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 2 (Ratification of Plante Moran): The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of Plante Moran as our independent registered public accounting firm for our fiscal year ending December 31, 2020. For purposes of the vote on the ratification of Plante Moran as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 3 (Advisory Vote on Executive Compensation): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 4 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): A plurality of the votes cast is required for our stockholders to recommend, on an advisory basis, a preferred frequency of an advisory vote on executive compensation. For purposes of the advisory vote on the frequency of holding an advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
If you are a registered stockholder as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 a.m. Eastern Time on May 27, 2020, which is the day before the Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the Annual Meeting and vote in person.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.
If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.
If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners of shares held in street name who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.
How are proxy card votes counted?
If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2020; “FOR” the approval of the compensation of our named executive officers; “ONE YEAR” as the preferred frequency with which stockholders are provided an advisory vote on executive compensation and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2019, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is currently comprised of four directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2021 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are “independent” directors under the listing rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Messrs. Chris A. Downey, Joseph W. Glauber and John A. Good.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.
Nominees for Election for a One-Year Term Expiring at the 2021 Annual Meeting
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age(1)	Title	Director Since
Chris A. Downey	69	Independent Director	2014
Joseph W. Glauber	66	Independent Director	2015
John A. Good	62	Independent Director	2018
Paul A. Pittman	57	Executive Chairman, President and Chief Executive Officer	2014

(1)
Age as of April 17, 2020

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.
Chris A. Downey. Mr. Downey has served as a director since our initial public offering on April 16, 2014. Mr. Downey has over 30 years of experience in land development, financial management and management consulting. Since 1998, Mr. Downey has been a principal at Stirling Development, a real estate development company he co-founded. Mr. Downey previously worked for a private real estate company and directed several large-scale master planned community development projects from acquisition through zoning, entitlement, financing, infrastructure and build-out. Mr. Downey is a former CPA and previously was a management consultant with Arthur Young & Company, where he directed the firm’s financial planning and controls practice in Orange County, California. Mr. Downey also worked in the medical device operations of Fiat S.p.A. in California and Italy in both line and staff positions. Mr. Downey holds a B.A. degree in Chemistry from the University of California at Irvine, and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.
Based on his demonstrated leadership abilities, extensive experience in the real estate industry and his finance and accounting expertise, we have determined that Mr. Downey should serve as a director.
Joseph W. Glauber. Dr. Glauber has served as a director since February 2015. Dr. Glauber served as the Chief Economist of the U.S. Department of Agriculture (the “USDA”) from 2008 to 2014 and as Deputy Chief Economist of the USDA from 1992 to 2007. Dr. Glauber has been active in the agriculture industry since the early 1980s and began working for the USDA in 1984. Dr. Glauber is currently a board member for Agricultural Markets Advisory Council, and he chaired the Federal Crop Insurance Corporation Board of Directors from 2008 to 2014. In addition, he served as the chief U.S. agricultural negotiator in the WTO Doha Round from 2007 to 2009 and served on the President’s Council of Economic Advisors from 1991 to 1992. Dr. Glauber is currently a senior research fellow at the International Food Policy Research Institute, a visiting scholar at the American Enterprise Institute and an adjunct professor at George Washington University. Over the course of his career, has written numerous articles about the agricultural industry that have been published in academic and trade journals. Dr. Glauber received an A.B. in Anthropology from the University of Chicago and a Ph.D. in Agricultural Economics from the University of Wisconsin.
Based on his extensive knowledge of agricultural economics and the agricultural industry as a whole, we have determined that Dr. Glauber should serve as a director.
John A. Good. Mr. Good has served as a director since his appointment to the Board on January 21, 2018. Since October 2018, Mr. Good has served as the Chief Executive Officer of Jernigan Capital, Inc., a NYSE-listed REIT that provides capital to developers of self-storage facilities. Prior to serving as Chief Executive Officer, Mr. Good served as the Company’s President and Chief Operating Officer and as a director since June 2015. Prior to joining Jernigan Capital, Inc., Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP., a global law firm. From 1999 to 2013, Mr. Good was a partner, multi-term executive committee member and head of the REIT practice at the law firm of Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at the law firm of Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Mr. Good has over 28 years’ experience working with senior management teams and boards of directors of public companies in the REIT and financial services industries on corporate finance, corporate governance, merger and acquisition, tax, executive compensation, joint venture and strategic planning projects. As a nationally recognized corporate and securities lawyer, he was lead counsel on over 200 securities offerings raising in excess of $25 billion over the past 25 years, with more than 125 of those deals being in the REIT industry. Mr. Good graduated from the University of Memphis with a B.B.A. in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994.
Based on his extensive experience working with public companies in the REIT industry, we have determined that Mr. Good should serve as a director.
Paul A. Pittman. Mr. Pittman has served as our Executive Chairman and Chief Executive Officer since the formation of our company and assumed the additional role of President upon the resignation of Robert Cowan effective May 31, 2018. He also served as our President from the formation of our company until February 2017. From 2008 to 2015, Mr. Pittman served as the President of American Agriculture Corporation and Pittman Hough Farms LLC. Mr. Pittman served as the Chief Financial Officer and Executive Vice President of Jazz Technologies, Inc., a semiconductor foundry, from March 2007 to September 2008 and its Chief Financial Officer from February 2007 to September 2008. Mr. Pittman also served as the Principal Accounting Officer of Jazz Technologies, Inc. From December 2004 to March 2006, he served as Partner and Head of Mergers & Acquisitions at ThinkEquity Partners LLC. From April 2000 to January 2003, he served as the President, Chief Executive Officer and Chief Operating Officer of HomeSphere, Inc., an enterprise software company, and TheJobsite.com, which merged into HomeSphere. Before TheJobsite.com, he worked in senior investment banking roles for ten years at Merrill Lynch & Co., and prior to that with Wasserstein Perella Co. From March 1997 to February 2000, he served as Head of Emerging Markets M&A at Merrill Lynch in London, where he was responsible for origination and execution of all M&A business in the region (Eastern Europe, the Middle East, the Former Soviet Union and Africa). Prior to Merrill Lynch & Co., he served as Director of M&A at Wasserstein Perella & Co. in New York and London. Mr. Pittman began his career as an attorney at Sullivan & Cromwell as an Associate in Mergers and Acquisitions. Mr. Pittman graduated from the University of Illinois with a B.S. degree in Agriculture, received a Masters in Public Policy from Harvard University, and a J.D. with Honors from the University of Chicago Law School.
Based on his knowledge of the Company, its business and properties, his past public company experience, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Pittman should serve as the Executive Chairman of the Board.

Vote Required and Recommendation
Directors are elected by plurality vote. Therefore, the four individuals with the highest number of affirmative votes will be elected to the four directorships. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2020. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Plante Moran will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending December 31, 2020. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Plante Moran as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Plante Moran is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PLANTE MORAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.
Audit and Non-Audit Fees for 2019 and 2018
Our consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 have been audited by Plante Moran, which served as our independent registered public accounting firm for those years.
The following table summarizes the fees billed by Plante Moran for services performed for the Company for the fiscal years ended December 31, 2019 and 2018, respectively:
	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit Fees(1)	$484,726	$147,605
Audit-Related Fees(2)	4,750	4,652
Tax Fees	—	—
All Other Fees(3)	—	75,560
Total	$489,476	$227,817

(1)
Audit Fees for 2019 and 2018 include actual fees for the 2019 and 2018 audits, reviews of our Quarterly Reports on Form 10-Q, additional services associated with our securities offerings and registration statements and the issuance of comfort letters and consents.

(2)
Audit-Related fees for 2019 consist of fees related one of our ongoing litigation matters. Audit-Related Fees in 2018 consist of fees in connection with Plante Moran’s review of certain press releases issued by the Company and a SEC comment letter the Company received.

(3)
All Other Fees in 2018 consist of the fees paid to Plante Moran (as successor to EKS&H, LLP) for the use of a contractor employed by EKS&H, LLP who served the Company while an employee was on maternity leave. The contractor provided services to the Company prior to the appointment of EKS&H, LLP as the Company’s independent auditor.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services. Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2019, all of the services provided by Plante Moran other than the audit-related services in connection with one of our ongoing litigation matters were pre-approved under the Pre-Approval Policy.

CORPORATE GOVERNANCE AND BOARD MATTERS
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•
the Board is not classified, with each of our directors subject to re-election annually;

•
three of our four directors are “independent” within the meaning of the listing standards of the NYSE;

•
all of our standing Board committees are comprised solely of independent directors;

•
we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law;

•
we do not have a stockholder rights plan;

•
we have adopted an anti-hedging policy (as discussed below);

•
we have adopted stock ownership guidelines (as discussed below); and

•
we have appointed a lead independent director.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Other Governance Enhancements
Our Board has undertaken a series of actions to strengthen our corporate governance, including the following:
•
we have adopted an anti-hedging policy, which is designed to prevent any director, officer or employee of the Company from entering into a transaction in Company securities that is designed to hedge the risks of the ownership of Company securities. The policy specifically prohibits the purchase or sale of puts, calls, options or other derivative securities based on the Company’s securities, as well as prohibits hedging or monetization transactions, such as forward sale contracts, by directors, officers or employees of the Company;

•
we have adopted stock ownership guidelines, which require the CEO to own Common Stock worth four times his base salary and non-employee directors to own Common Stock having an aggregate value of $100,000. Compliance with the stock ownership guidelines is measured on December 31 of each year, based on the average closing price of a share of our Common Stock for the preceding fiscal year. As of December 31, 2019, our CEO and one of our three non-employee directors were in compliance with the stock ownership guidelines. Each participant must meet the applicable ownership requirement within the later of (i) December 31, 2022 and (ii) the date the CEO or non-employee director became subject to the guidelines.

•
we have made certain changes to our corporate governance guidelines, that, among other things, require a Director to tender his or her resignation from the Board when his or her principal occupation or business association changes substantially during his or her tenure; and

•
we have made certain amendments to our Audit Committee charter, Nominating and Corporate Governance Committee charter and Compensation Committee charter, as well as adopted the Second Amended and Restated Bylaws of the Company, which include certain provisions that have strengthened our corporate governance.

Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees — the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee — each of which addresses risks specific to their respective areas of oversight. In particular, our

Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.
The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Chris A. Downey*	X (chair)	X	X
Joseph W. Glauber	X	X	X (chair)
John A. Good	X	X (chair)	X

*
Audit committee financial expert and lead independent director.

Audit Committee
The Audit Committee is comprised of Messrs. Downey and Good and Dr. Glauber. Mr. Downey, the chairman of the Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:
•
our accounting and financial reporting processes;

•
the integrity of our consolidated financial statements and financial reporting process;

•
our systems of disclosure controls and procedures and internal control over financial reporting;

•
our compliance with financial, legal and regulatory requirements;

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
the performance of our internal audit function; and

•
our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

During the fiscal year ended December 31, 2019, the Audit Committee met four times, including telephonic meetings.
Compensation Committee
The Compensation Committee is comprised of Mr. Downey, Dr. Glauber and Mr. Good, with Mr. Good serving as chairman. The Board has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Compensation Committee charter, which details the principal authority and functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may form and delegate its authority to subcommittees when appropriate.
During the fiscal year ended December 31, 2019, the Compensation Committee met two times, including telephonic meetings.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Mr. Downey, Dr. Glauber and Mr. Good, with Dr. Glauber serving as chairman. The Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the NYSE listing standards. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

•
developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•
reviewing and reassessing the adequacy of the Company’s charter and bylaws and recommending any revisions to the Board;

•
recommending to the Board nominees for each committee of the Board;

•
annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•
overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.
During the fiscal year ended December 31, 2019, the Nominating and Corporate Governance Committee met two times.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.
Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Executive Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.
On March 2, 2016, we completed the acquisition (the “Forsythe Transaction”) of approximately 22,100 acres of farmland in Illinois from unrelated third-party sellers (the “Forsythe Sellers”) for total consideration comprised of (a) $50.0 million in cash, (b) 2,608,695 OP units valued at $11.50 per OP unit and (c) 117,000 Series A preferred units of limited partnership interest in the Operating Partnership. In connection with the Forsythe Transaction, we and the Forsythe Sellers entered into the Security Holders Agreement to provide the Forsythe Sellers with certain rights. Pursuant to the Security Holders Agreement, until such time that the Forsythe Sellers maintain ownership of less than 10% of the then-outstanding shares of Common Stock (on a fully diluted basis taking into account all outstanding OP units), the Company has agreed to allow Gerald R. Forsythe, as representative of the Forsythe Sellers, to nominate one director to the Board. Mr. Forsythe appointed John C. Conrad as the Forsythe Seller’s designated member of the Board on March 27, 2016.
On August 28, 2017, Mr. Conrad resigned from the Board due to personal reasons. As of April 7, 2020, the Forsythe Sellers collectively owned 28.97% of the combined number of outstanding shares of Common Stock and OP Units on a fully diluted basis, including Series A Preferred Units, and pursuant to the terms of the Security Holders Agreement, Mr. Forsythe is entitled to nominate one new director to the Board, which as of the date of this filing he has not done.
On October 28, 2019, Jay B. Bartels resigned from the Board citing his desire to devote more time to his other business interests. Mr. Bartels served as the chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. To fill the vacancy created by Mr. Bartels’ resignation, Dr. Glauber, a current member of the Board, was appointed to serve as the chairman of the Nominating and Corporate Governance Committee and Mr. Downey, a current member of the Board and the lead independent director, was appointed to serve as a member of the Nominating and Corporate Governance Committee. Additionally, as a result of Mr. Bartel’s resignation, Mr. Good was appointed to serve as a member of the Audit Committee.
Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company’s bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Act of 933, as amended, or the Exchange Act, if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2021 Annual Meeting.”
Code of Business Conduct and Ethics
The Board has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board or a committee of the Board, and any such waiver shall be promptly disclosed to stockholders as required by law and NYSE regulations.
Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Code of Ethics for Chief Executive Officer and Senior Financial Officers, on our website at www.farmlandpartners.com under “Corporate Information — Governance Documents”, and these documents are available in print to any stockholder who sends a written request to such effect to Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, Attention: General Counsel and Secretary. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has four directors, three of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Mr. Downey, Dr. Glauber, and Mr. Good.
Mr. Pittman is not independent as he is an executive officer of the Company.
Board Leadership Structure
Combined Executive Chairman and Chief Executive Officer Positions
Mr. Pittman serves as the Executive Chairman of the Board, President and Chief Executive Officer. The Board has reviewed its current leadership structure and has determined that the use of the lead independent director, as described below, along with the combined Executive Chairman and Chief Executive Officer positions, is currently the most appropriate and effective leadership structure for the Company. Mr. Pittman has been involved with the agricultural real estate industry for more than 20 years. As the individual primarily responsible for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with a lead independent director, this leadership structure allows the Board to exercise independent oversight and enables the Board to have direct access to information related to the day-to-day management of business operations.
Lead Independent Director
The Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Mr. Downey. The responsibilities of the lead independent director include, among others:
•
presiding at all meetings of the Board at which the Chairman of the Board is not present;

•
scheduling meetings of the independent directors from time to time, but not less than twice a year;

•
developing the agendas for, and presiding at, executive sessions of the independent directors of the Board;

•
communicating the sense of the Board to the Chief Executive Officer of the Company;

•
assisting the Chairman of the Board to review and set the agenda and schedule for each of the Board’s meetings, including bringing to the attention of the Chairman of the Board particular issues for the Board’s attention and consideration and assuring there is sufficient time for discussion of all agenda items;

•
assisting in improving the effectiveness of Board meeting;

•
assisting the Chairman of the Board in the review and approval of information and materials to be sent to the Board, including in particular providing input as to the quality, quantity and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; and

•
coordinating with committee heads with respect to committee self-evaluations.

Board and Committee Meetings
During the fiscal year ended December 31, 2019, the Board met seven times including telephonic meetings. Each director then serving attended at least 75% of the applicable Board meetings and committee meetings during this time.
Annual Meeting Attendance
Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting, which may be satisfied either in person or by remote communication. Each director then serving attended our 2019 annual meeting of stockholders.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The lead independent director presides at these sessions.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Lead Independent Director” c/o the General Counsel and Secretary of Farmland

Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.
Director Compensation
As compensation for serving on the Board, each of our independent directors receives an annual fee of $30,000 and an additional $2,000 for each regularly scheduled Board meeting attended in person and $500 for each regularly scheduled Board meeting attended by telephone. Each of our independent directors also receives $500 for each regularly scheduled committee meeting attended in person and $250 for each committee meeting attended by telephone. The chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual fee of $8,000, $5,000 and $3,500, respectively, and the lead independent director receives an additional annual fee of $8,000. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Pittman does not receive any additional compensation for his service on the Board.
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.
Director Compensation Table
The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2019, other than Mr. Pittman, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Pittman, please refer to “Compensation of Executive Officers — Summary Compensation Table.”
Name	Fees Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Jay B. Bartels(3)	$27,500	$14,891	$402	$42,793
Chris A. Downey	$53,500	$14,891	$537	$68,928
Joseph W. Glauber	$40,250	$14,891	$537	$55,678
John A. Good	$42,250	$14,891	$537	$57,678

(1)
Represents the aggregate grant date fair value of restricted shares of Common Stock granted on February 7, 2019 computed in accordance with FASB ASC Topic 718.

(2)
Represents the dollar value of dividends paid on unvested restricted stock awards.

(3)
Mr. Bartels resigned from the Board on October 28, 2019.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee of the Board are Mr. Downey, Dr. Glauber and Mr. Good, with Mr. Good serving as chairman, each of whom is an independent director. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee. Accordingly, during the fiscal year ended December 31, 2019, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.
Name	Age(1)	Title
Paul A. Pittman	57	Executive Chairman, President and Chief Executive Officer
Luca Fabbri	51	Chief Financial Officer and Treasurer
Erica Borenstein	50	General Counsel and Secretary

(1)
Age as of April 17, 2020

Set forth below is a description of the background of our Chief Financial Officer and Treasurer, Luca Fabbri, and our General Counsel and Secretary, Erica Borenstein. Mr. Pittman’s background is described above under “Proposals to be Voted On — Proposal 1: Election of Directors.”
Luca Fabbri. Mr. Fabbri has served as our Chief Financial Officer and Treasurer since the founding of our company. From November 2011 until 2014, Mr. Fabbri served as the Senior Vice President and Chief Operating Officer of American Agriculture. Mr. Fabbri was a founder of Co3 Systems Inc., an enterprise software company in Cambridge, MA, and served as its Vice President of Engineering from January 2010 to October 2011. From January 2003 to September 2012, Mr. Fabbri was a consultant with Elk Creek Ventures Inc., providing consulting services in technology, finance and corporate development. From April 2000 to December 2002, Mr. Fabbri served as Head of Corporate Development for Jazz Technologies, Inc. Mr. Fabbri also founded Thejobsite.com, a software company, and served as its Senior Vice President and Chief Financial Officer from April 2000 to December 2002. From August 1997 to January 2000, Mr. Fabbri was an Associate in mergers and acquisitions in the London office of Merrill Lynch & Co. Mr. Fabbri began his career in Italy as a technology and operations consultant. Mr. Fabbri has a B.S. with Honors in Economics from the University of Naples (Italy) and a M.B.A. in Finance from the Massachusetts Institute of Technology.
Erica Borenstein. Ms. Borenstein has served as our General Counsel and Secretary since 2016. Since 2018, she has also served as a Director for the Davis Phinney Foundation, which provides tools, resources and inspiration as well as fund research on exercise, speech, movement and other factors that affect people with Parkinson’s. From 2008 to 2015, Ms. Borenstein served as the General Counsel and Vice President of International Sales and Distribution of Newton Running Company, Inc., a manufacturer and marketer of performance running shoes and apparel based in Boulder, Colorado. From 2001 to 2007, Ms. Borenstein served as Chief Counsel of the Broadband Services Division for CSG Systems, Inc., a multinational corporation headquartered in Englewood, Colorado that provides business support systems software and services. Prior to joining CSG Systems, Inc., Ms. Borenstein worked as an attorney in private practice. Ms. Borenstein has a B.A. in Political Science from Washington University in St. Louis and a J.D., cum laude, from Boston University School of Law.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following provides compensation information pursuant to the scaled disclosure rules applicable to smaller reporting companies under SEC rules.
The compensation of our named executive officers (“NEOs”) consists of a combination of base salary, bonuses and equity-based compensation. Bonus awards for 2019 were determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs. For 2018, Messrs. Pittman and Fabbri and Ms. Borenstein received cash bonuses in the amount of $0, $0 and $55,000, respectively, and equity awards with a grant-date fair value of $599,997, $249,999 and $29,998, respectively. For 2019, Messrs. Pittman and Fabbri and Ms. Borenstein received cash bonuses in the amount of $477,000 $150.000 and $$125,000, respectively, and equity awards with a grant-date fair value of $$300,000, $285,000and $110,000, respectively. The equity portion of awards is delivered to NEOs in the form of restricted stock, which vests ratably over three years.
The following tables contain certain compensation information for our NEOs in the fiscal years ended December 31, 2019 and 2018. Our NEOs for fiscal years ended December 31, 2018 and December 31, 2019 period consisted of Paul A. Pittman, our Executive Chairman, President and Chief Executive Officer, Luca Fabbri, our Chief Financial Officer and Treasurer, and Erica Borenstein, our General Counsel and Corporate Secretary.
Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal year ended December 31, 2019.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Paul A. Pittman Executive, President and Chief Executive Officer	2019	$477,000	$477,000	$809,580	$40,314	$1,803,894
	2018	$477,000	$—	$599,997	$23,468	$1,100,465
Luca Fabbri Chief Financial Officer and Treasurer	2019	$275,000	$150,000	$247,200	$13,176	$685,376
	2018	$275,000	$122,472	$249,999	$5,713	$653,184
Erica Borenstein General Counsel and Secretary	2019	$180,000	$125,000	$41,196	$2,775	$348,971
	2018	$175,000	$85,000	$29,998	$926	$290,924

(1)
The bonus awards for Mr. Pittman, Mr. Fabbri and Ms. Borenstein, which were determined in the sole discretion of the Compensation Committee, were based on the Compensation Committee’s assessment of the performance of the NEOs in the years shown. Given the performance of the Company’s stock price in 2018, Mr. Pittman proposed to take a substantial overall compensation reduction by foregoing his cash bonus for the year ended December 31, 2018. The Compensation Committee in its sole dinscretion agreed with Mr. Pittman’s proposal.

(2)
Represents the aggregate grant date fair value of the stock portion of the annual bonus paid to each NEO, computed in accordance with FASB ASC Topic 718. The stock portion of the bonus award was in the form of restricted shares of Common Stock that vests ratably over three years and is presented in the year in which the stock grant was made, rather than the year such grant was earned.

(3)
For Mr. Pittman, represents $40,314 and $16,107 of dividends paid on unvested shares of restricted stock in 2019 and 2018, respectively, with the remaining amounts in 2018 relating to payroll tax amounts paid by the Company on his behalf. For Mr. Fabbri and Ms. Borenstein, represents dividends paid on unvested shares of restricted stock.

2020 Compensation
For the fiscal year ending December 31, 2020, the Compensation Committee has approved a base salary for Mr. Pittman of $525,000, a base salary for Mr. Fabbri of $300,000 and a base salary for

Ms. Borenstein of $200,000. Bonus awards for 2020 will be determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs.
Outstanding Equity Awards at Fiscal Year-End December 31, 2019
The following table presents information about our NEO’s outstanding equity awards as of December 31, 2019.
Name	Grant Date	Market Value of Shares That Have Not Vested(1)	Number of Shares That Have Not Vested
Paul A. Pittman Executive Chairman and Chief Executive Officer	2/24/2017	$128,522	18,956(2)
	3/5/2018	$349,936	51,613(2)
	3/15/2019	$888,180	131,000(2)
Luca Fabbri Chief Financial Officer and Treasurer	2/24/2017	$29,663	4,375(2)
	3/5/2018	$145,811	21,506(2)
	3/15/2019	$271,200	40,000(2)
Erica Borenstein General Counsel and Secretary	6/13/2016	$24,476	3,610(3)
	2/21/2017	$3,119	460(2)
	2/12/2018	$18,225	2,688(2)
	3/15/2019	$45,195	6,666(2)

(1)
Market value reflects the number of restricted shares multiplied by $6.78 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2019.

(2)
Represents the unvested portion of shares of restricted stock granted under our Second Amended and Restated 2014 Equity Incentive Plan (the “Equity Incentive Plan”), all of which vest ratably on the first three anniversaries of the date of grant.

(3)
Represents the unvested portion of shares of restricted stock, all of which vest ratably over the first five anniversaries of the date of grant.

Employment Agreements
On March 9, 2018, we entered into employment agreements with Messrs. Pittman and Fabbri. Those agreements were subsequently amended and restated on December 13, 2018 to make minor clarifying amenments. In connection with their entry into the employment agreements, Messrs. Pittman and Fabbri’s prior employment agreements with the Company were terminated. In addition, on February 6, 2019, we entered into an amended and restated employment agreement with Ms. Borenstein, which replaced her employment agreement dated March 9, 2018 in its entirety. The employment agreements with each of Messrs. Pittman, Fabbri and Ms. Borenstein have initial three-year terms with automatic one-year renewals thereafter, unless the executive or we provide notice of non-renewal to the other party.
The employment agreements provide that:
•
if any of the NEO’s employment is terminated by us for “cause,” by the executive without “good reason,” as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; and (iv) all approved, but unreimbursed, business expenses;

•
if any NEO’s employment is terminated by us without “cause,” by the executive for “good reason,” as a result of a non-renewal of the employment term by us, or in the event of a change in control, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) all earned and accrued but unpaid bonuses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) for Mr. Pittman and two times (2x) for Mr. Fabbri and Ms. Borenstein their (A) then-current base salary, (B) the average of the three most recent annual bonuses earned by the executives and (C) the average value of any annual equity award(s) made in connection with the prior three annual grants during the employment term (excluding the initial grant of restricted shares described above, any awards made pursuant to multi-year, at performance or long-term performance program and any other non-recurring awards).
•
if any NEO’s employment is terminated due to the NEO’s “disability,” then we shall pay the executive (or the executive’s estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his disability; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage.

Additionally, if the executive’s employment is terminated by us without “cause,” by the executive for “good reason,” or as a result of a non-renewal of the employment term by us, all of the executive’s outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof.
The executive’s right to receive the payments and benefits described above is subject to their delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.
In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about shares of our Common Stock that may be issued under our Second Amended and Restated 2014 Equity Incentive Plan as of December 31, 2019.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	—	—	386,296
Equity compensation plans not approved by stockholders	—	—	—
Total			386,296

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently composed of Messrs. Downey, Glauber and Good, with Mr. Downey serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.
One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with our management.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has received both the written disclosures and the letter from Plante Moran, PLLC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Plante Moran, PLLC its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Plante Moran, PLLC are compatible with maintaining the independence of Plante Moran, PLLC from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2019 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Chris A. Downey (Chairman)
Joseph W. Glauber
John A. Good
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS
The following table sets forth certain information as of April 7, 2020, regarding the beneficial ownership of shares of our Common Stock and 6.00% Series B Participating Preferred Stock (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Farmland Partners Inc. 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237.
Name	Number of Shares of Common Stock Beneficially Owned	% of All Common Stock Shares(1)	Number of shares of 6.00% Series B Participating Preferred Stock Beneficially Owned	% of All Shares of 6.00% Series B Participating Preferred Stock(2)
Paul A. Pittman	2,441,203(3)	7.68%	800	*
Luca Fabbri	207,715(4)	*	1,400(5)	*
Erica Borenstein	58,815	*	—
Chris A. Downey	79,913(6)	*	—
Joseph W. Glauber	15,291	*	—
John A. Good	18,265	*	—
All executive officers, directors and director nominees as a group (6 people)	2,821,202	8.88%	2,200	*
More than 5% Beneficial Owners
BlackRock, Inc.(7) 55 East 52nd Street	2,156,319	7.2%	—	—
Global Alpha Capital Management Ltd.(8) 1800 McGill College Avenue Suite 2310 Montreal A8 H3A 3J6	1,915,944	6.4%	—	—
Massachusetts Financial Services Company(9) 111 Huntington Avenue 24th Floor Boston, MA 02199(10)	1,938,922	6.4%	—	—
Gerald R. Forsythe 111 Willis Avenue Wheeling, IL 60090	1,430,487	*	—	—

(1)
Based on an aggregate of 31,769,792 shares of our Common Stock outstanding as of April 7, 2020.

(2)
Based on an aggregate of 5,895,012 shares of our 6.00% Series B Participating Preferred Stock outstanding as of April 7, 2020.

(3)
Includes 5,300 shares held by Mr. Pittman’s spouse and 2,300 shares held by Mr. Pittman as UTMA custodian for his daughters.

(4)
Includes 2,000 shares held by Mr. Fabbri’s spouse.

(5)
Includes 700 shares held by Mr. Fabbri’s spouse.

(6)
Includes 65,812 shares held by a trust of which Mr. Downey and his spouse are the sole trustees and beneficiaries.

(7)
Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February 5, 2020 reporting beneficial ownership as of December 31, 2019. Blackrock, Inc. possesses sole voting power over 2,103,093 shares and sole dispositive power over 2,156,319 shares.

(8)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 13, 2020 reporting beneficial ownership as of December 31, 2018. Global Alpha Capital Management Ltd. possesses sole voting power over 1,335,109 shares and sole dispositive power over 1,915,944 shares.

(9)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 13, 2020 reporting beneficial ownership as of December 31, 2018. Massachusetts Financial Services Company possesses sole voting power over 1,881,545 shares and sole dispositive power over 1,938,922 shares.

(10)
Includes (i) 1,200,195 shares held by the Forsythe Land Company, an entity controlled by Mr. Forsythe and (ii) 103,119 shares over which Mr. Forsythe shares voting and dispositive power with his daughter.

*
Less than 1.0%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
The Board has adopted a written related person transaction approval policy (“the Related Party Transaction Policies and Procedures” or the “policy”) to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the “Related Persons”). They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company’s Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.
Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review the such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board.
Related Party Transactions
Lease with American Agriculture Aviation LLC
On July 21, 2015, the Company entered into a lease agreement with American Agriculture Aviation LLC (“American Ag Aviation”) for the use of a private plane. American Ag Aviation is a Colorado limited liability company that is owned 100% by Mr. Pittman. The Company reimburses American Ag Aviation solely for use of the private plane for business purposes by the Company’s executive officers. During the year ended December 31, 2019, the Company reimbursed American Ag Aviation in the amount of $64,625 in connection with use of the aircraft in accordance with the lease agreement, which represents a 51% decrease in the amount reimbursed to Mr. Pittman during the year ended December 31, 2018.
Indemnification of Officers and Directors
Our charter and bylaws provide for certain indemnification rights for our directors and officers and we entered enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the compensation of NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation of Named Executive Officers,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our NEOs with the interests of the Company and our stockholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee. The compensation of our NEOs is comprised of a mix of base salary, short-term incentive compensation and, from time to time, discretionary awards of restricted stock. Please read the “Compensation of Named Executive Officers” section beginning on page 20 for additional details about our executive compensation programs, including information about the fiscal year 2020 compensation of our NEOs.
We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. Accordingly, our Board is asking our stockholders to cast a non-binding, advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”
Vote Required and Recommendation
The vote on the compensation of our NEOs as disclosed in this Proxy Statement is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have recommended that our stockholders should cast an advisory vote on the compensation of our NEOs on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our NEOs will be at the 2021 Annual Meeting. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosures.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires that we must provide our stockholders with an opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, and disclosed pursuant to the SEC’s compensation disclosure rules. In this Proposal No. 4, our Board is asking stockholders to cast a non-binding, advisory vote indicating whether they would prefer an advisory vote on executive compensation, such as that set forth in Proposal No. 3, once every one, two, or three years. Until December 31, 2019, we qualified as an “emerging growth company” and have not previously been required to hold an advisory vote on the frequency of holding an advisory vote on the compensation of our NEOs.
Vote Required and Recommendation
Our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. The Board believes that an annual advisory vote on executive compensation facilitates input from our stockholders on our compensation philosophy, policies and practices that are disclosed in this Proxy Statement. We recognize that our stockholders may have differing views on the appropriate frequency for an advisory vote on executive compensation.
The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.
The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on our Board, our Compensation Committee or the Company in any way, the Board or the Compensation Committee may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.
OUR BOARD RECOMMENDS A VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFFERED FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.
Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2019, except for four Forms 4. Two Form 4s filed for Mr. Bartels were delinquent, one filed on March 22, 2019, which reflected the sale of 1,250 shares of Common Stock on March 18, 2019 and the other filed on April 8, 2019, which reflected the sale of 125 shares of Common Stock on April 1, 2019. In addition, two Form 4s filed for Mr. Downey were delinquent, one filed on August 26, 2019, which reflected the purchase of 489 shares of Common Stock on July 15, 2019 and the other filed on November 7, 2019, which reflected the purchase of 483 shares of Common Stock on October 15, 2019.
Other Matters to Come Before the 2020 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.
Stockholders Proposals and Nominations for the 2021 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2021 Annual Meeting must be received at our principal executive offices no later than December 18, 2020.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2020 Annual Meeting must be received no earlier than November 18, 2020 and no later than December 18, 2020.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Farmland Partners Inc. at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, Attention: Secretary, or contact us by telephone at (720) 452-3100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
* * * *
By Order of the Board of Directors,
Erica Borenstein
General Counsel and Secretary
Denver, Colorado
April 17, 2020

FARMLAND PARTNERS INC. 4600 S. SYRACUSE STREET SUITE 1450DENVER, COLORADO 80237Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.NAMETHE COMPANY NAME INC. - COMMON CONTROL # →SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees 000 01) Chris A. Downey02) Joseph W. Glauber03) John A. Good04) Paul A. PittmanThe Board of Directors recommends you vote FOR proposals 2 and 3.ForAgainst Abstain 2.To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2020.3.Advisory vote to approve the compensation of our named executive officers. 000000 The Board of Directors recommends you vote 1 YEAR on the following proposal:1 year 2 years 3 years Abstain 4.Advisory vote on the frequency of holding an advisory vote on executive compensation.NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.We are actively monitoring the coronavirus (COVID-19) situation, and in the event it is not possible or advisable to hold the Annual Meeting of Stockholders in person, we will announce alternative arrangements for the meeting in advance. Please monitor our website at http://ir.farmlandpartners.com/, news releases and our filings with theU.S. Securities and Exchange Commission for updated information. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.JOB # 0000SHARES CUSIP # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement and Annual Report to Stockholders/Form 10-K are available at www.proxyvote.com FARMLAND PARTNERS INC.Annual Meeting of Stockholders May 28, 2020 8:00 AM MDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 AM MDT on 5/28/2020, at the Company's offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, and any adjournment or postponement thereof.For Proposal 1 (Election of Directors) you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (ratification of the appointment of Plante & Moran, PLLC), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. For Proposal 3 (Advisory Vote on Executive Compensation), you may vote “FOR” or “AGAINST” this proposal or “ABSTAIN” from voting. For Proposal 4 (Advisory Vote on Frequency of Advisory Votes on Executive Compensation), you may vote “1 YEAR”, “2 YEARS” or “3 YEARS” or “ABSTAIN” from voting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side